Page 20 of 34 Pages

                                    EXHIBIT C

                             JOINT FILING AGREEMENT

               The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Pharmacyclics, Inc. dated February 28, 1997 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d- 1(f) under the Securities Exchange Act of 1934.

Date: February 28, 1997            QUANTUM INDUSTRIAL PARTNERS LDC


                                   By:  /S/ MICHAEL C. NEUS
                                        ---------------------------------------
                                        Michael C. Neus
                                        Attorney-in-Fact


                                   QIH MANAGEMENT INVESTOR, L.P.

                                   By:  QIH Management, Inc.,
                                        its General Partner


                                        By:  /S/ MICHAEL C. NEUS
                                             ----------------------------------
                                             Michael C. Neus
                                             Vice President


                                   QIH MANAGEMENT, INC.


                                   By:  /S/ MICHAEL C. NEUS
                                        ---------------------------------------
                                        Michael C. Neus
                                        Vice President


                                   SOROS FUND MANAGEMENT LLC


                                   By:  /S/ MICHAEL C. NEUS
                                        ---------------------------------------
                                        Michael C. Neus
                                        Assistant General Counsel


                                   GEORGE SOROS


                                   By:  /S/ MICHAEL C. NEUS
                                        ---------------------------------------
                                        Michael C. Neus
                                        Attorney-in-Fact


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                                                             Page 21 of 34 Pages


                                   STANLEY F. DRUCKENMILLER


                                   By:  /S/ MICHAEL C. NEUS
                                        ---------------------------------------
                                        Michael C. Neus
                                        Attorney-in-Fact